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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2010 to September 30, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2010

ING Money Market Fund

Classes A, B, C, I, and O

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Getting back on course

Dear Shareholder,

While data flow over the past few months continued to highlight cracks in the economic recovery’s foundation, investors found something to build on. Despite a poor showing in August, equity performance in July and September catapulted all broad U.S. market metrics back into positive territory for the quarter and the year to date; however, emerging markets have outperformed for both measurement periods. Fixed income markets, while not as frothy as equities, were also up as investors kept pouring cash into bond funds. Meanwhile, Treasury yields continued to drift lower throughout the quarter as central banks grappled with how to reinforce the wobbly economy.

Though sluggish growth and persistently high unemployment still plague the economy, there are reasons to believe that the expansion should remain on track despite the headwinds. The slow patch encountered over the summer — which resulted from temporary factors like a now-reversed import surge and the expiration of the homebuyer tax credit — appears to have passed, and we expect a sustainable expansion supported by final demand. Critical to this transition is a revival in employment. Although total non-farm payrolls have failed to gain traction as a result of the end of federal census jobs and belt-tightening by state and local governments, private sector employment has grown each month in 2010 (at an admittedly measured pace). While “equilibrium” levels of employment are likely many years away, we believe positive trends should persist.

As the economy slowly gets back on track, are you on course with your investments to reach your long-term goals? If you made changes over the last few years aimed at reducing risk, now may be a good time to reassess your portfolio to determine whether it is still appropriate for your goals. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

October 8, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2010

As our new fiscal year commenced, it had been just over 12 months since the prices of risky asset classes like equities and corporate bonds reached a bottom. From there, indices of major stock markets and of high yield bonds had gained 50% or more. Even investment grade corporate bonds had returned over 20%. The returns on U.S. Treasuries were either negative or barely positive.

But the rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to end, and debt would have to be wound down. In this environment, the six months through September 2010 saw markets from stocks to bonds to currencies buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) had fallen from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research announced that the recession had ended in June of 2009 after 18 months, during which some 8.4 million jobs had been lost. Any credible economic rebound depended on their fast recovery. But the data over the period were less than encouraging. By September the private sector was only averaging 78,000 new jobs per month and the rate of unemployment seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April 2010, sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown year-over-year increases from February, were decelerating and the last reported index level in September was still nearly 29% below the peak recorded more than four years ago.

In the Eurozone, default on billions of euro of Greece’s maturing bonds loomed. Amid downgrades, ballooning yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries dithered until at last in May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks seemed to calm nerves, although uncertainty remained.

China’s efforts to restrain inflation and a housing bubble by repeatedly raising banks’ reserve ratio requirements while tightening the rules on mortgage issuance, were working all too well. Second quarter GDP growth slipped to 10.3% and by the end of August the privately compiled Chinese manufacturing purchasing managers index was signaling contraction. But in September this measure, retail sales and industrial production all showed signs of renewed acceleration.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.05%. Last fiscal year, the riskiest fixed income sub-classes had the highest returns. In the six months through September, the Barclays Capital U.S. Treasury Index with a return of 7.54% underperformed the Barclays Capital Corporate Investment Grade Bond Index with a return of 8.29%. But both outperformed the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index which had a return of 3.52%, after the end of the Federal Reserve’s MBS purchase program. In addition, refinancing risks rose as mortgage rates repeatedly fell to all-time low levels. The two-year Treasury yield also set new records to the downside due to periodic flights to safety and the hint by Federal Reserve Chairman Bernanke on September 21 of a new program of quantitative easing. At the other end of the risk spectrum, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 6.55%, practically all in the last three months.

In currencies, the gloom about the Eurozone was increasingly replaced after early June by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through quantitative easing. Despite early strength, the dollar lost 1.2% against the euro, 4.7% against the pound and 9.7% to the yen, which was sold in the market by the Bank of Japan after it reached a 15-year high in September.

U.S. equities, represented by the S&P 500® Index, including dividends, fell 1.42% in the first half of the fiscal year, but this small move conceals a 16% drop in the 10 weeks after April 23 and the index’s best September since 1939, with a return of 8.92%. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500 companies 50% above those for the second quarter of 2009.

In international markets, based on local currencies including dividends, the MSCI Japan® Index sagged 14.92% for the six months through September. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second quarter, vulnerable to the irrepressible yen, with household demand still slow and consumer prices in retreat. The MSCI Europe ex UK® Index fell 2.21%. The sovereign debt trauma subsided after it became clear that the European Central Bank stood behind the banking system. In the meantime GDP grew 1.0% in the second quarter over the first quarter. The MSCI UK® Index slipped 0.68%, but excluding British Petroleum would have risen about 2%. Supporting this was the return to profit of most banks and second quarter GDP growth of 1.2%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital MBS Index	The Barclays Capital MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2010

(as a percent of net assets)

Commercial Paper	53.9%
Repurchase Agreement	21.9%
Certificates Of Deposit	15.0%
Corporate Bonds/Notes	6.5%
U.S. Treasury Notes	3.5%
U.S. Government Agency Obligations	1.0%
Other Assets and Liabilities — Net	(1.8)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: Statements following each of the four Federal Open Market Committee (“FOMC”) meetings during the six-month period ended September 30, 2010 were very similar in that they highlighted the risks to growth, constrained household spending, high unemployment, modest income growth, lower housing wealth, tight credit and subdued inflation expectations. Against this backdrop, the Federal Reserve Board (the “Fed”) announced their intention to keep the federal funds rate at 0.00% to 0.25% for an extended period of time. Yields on money market securities remained low by historical standards during this period. Yields did increase slightly in June as a full-blown fiscal crisis in Europe peaked as concerns about Portugal, Italy, Ireland, Greece and Spain spilled over enveloping their more fiscally responsible euro zone neighbors in the process. Three-month London Interbank Offered Rate (“LIBOR”) increased from 0.29% at the end of March to 0.53% at the end of June as liquidity and funding dried up even for the top-tier-rated European banks. Subsequent steps by the European Union and the International Monetary Fund managed to avert a complete meltdown of the euro, and three-month LIBOR returned to relatively normal levels, ending the period at 0.29%.

Economic reports during the last three months of the period primarily painted a picture of a slowing recovery. Market expectations for the Fed to start another round of quantitative easing as early as November increased as the quarter ended. Short-term yields declined during the quarter as the two-year Treasury’s yield went from 0.61% as of the end of June to 0.43% at the end of September. Yields for the various money market securities also declined as well, led by money market securities of high-quality European banks on the improving credit outlook.

The Fund followed its strategy of taking on interest rate risk while maintaining limited longer-term credit exposure, ending the period with a 52-day weighted average maturity.

Current Strategy & Outlook: Our outlook and strategy are little changed from the previous quarters. It is our opinion that the economy is positioned for a slow recovery in 2010 due to expected high continuing unemployment and the significant slack in the domestic economy. The lack of a sustained and significant housing recovery, constrained consumer spending and low inflation presents significant headwinds to a robust recovery. We expect the FOMC will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond and that additional quantitative easing may be warranted.

Our current strategy for the Fund will continue to focus on maintaining an extended weighted average maturity posture with limited credit risk. However, the recent collapse of longer-term money market yields on top of short-term money market yields has reduced our incentive to maintain an extended maturity in the near-term. Preservation of capital and liquidity remain our top objectives. We plan on maintaining above normal excess daily liquidity and short-term liquidity to give the Fund flexibility to take advantage of any temporary increases in yields.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return					Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended September 30, 2010*	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended September 30, 2010*
Class A	$1,000.00	$1,000.00	0.35	%•	$1.75	$1,000.00	$1,023.31	0.35	%•	$1.78
Class B	$1,000.00	$1,000.00	0.35	%•	$1.75	$1,000.00	$1,023.31	0.35	%•	$1.78
Class C	$1,000.00	$1,000.00	0.35	%•	$1.75	$1,000.00	$1,023.31	0.35	%•	$1.78
Class I	$1,000.00	$1,000.00	0.35	%•	$1.75	$1,000.00	$1,023.31	0.35	%•	$1.78
Class O	$1,000.00	$1,000.00	0.35	%•	$1.75	$1,000.00	$1,023.31	0.35	%•	$1.78

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.
•	Expense ratios reflect waivers of 0.26%, 1.26%, 0.26%, 0.26%, and 0.26% of management, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a yield of not less than zero (Note 4).

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED)

ASSETS:
Short-term investments at amortized cost	$231,057,320
Repurchase Agreement	63,275,000
Cash	281
Receivables:
Fund shares sold	26,202
Interest	202,607
Prepaid expenses	43,818

Total assets	294,605,228

LIABILITIES:
Payable for fund shares redeemed	5,238,875
Payable to affiliates	64,189
Payable for directors fees	20,015
Other accrued expenses and liabilities	140,481

Total liabilities	5,463,560

NET ASSETS	$289,141,668

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$289,435,113
Accumulated net realized loss on investments	(293,445)

NET ASSETS	$289,141,668

Class A:
Net assets	$174,760,744
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	174,968,436
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class B:
Net assets	$4,008,794
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	4,016,975
Net asset value and redemption price per share(1)	$1.00
Class C:
Net assets	$6,045,938
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	6,057,413
Net asset value and redemption price per share(1)	$1.00
Class I:
Net assets	$91,380,231
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	91,442,348
Net asset value and redemption price per share	$1.00
Class O:
Net assets	$12,945,961
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	12,965,777
Net asset value and redemption price per share	$1.00

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Interest	$521,448

Total investment income	521,448

EXPENSES:
Investment management fees	597,680
Distribution and service fees:
Class B	22,265
Class O	17,459
Transfer agent fees	84,081
Administrative service fees	119,537
Shareholder reporting expense	21,174
Registration fees	38,984
Professional fees	16,264
Custody and accounting expense	19,296
Directors fees	9,673
Miscellaneous expense	10,937

Total expenses	957,350
Net waived and reimbursed fees	(435,902)

Net expenses	521,448

Net investment income	—

REALIZED GAIN
Net realized gain on:
Investments	27,768
Reimbursement by affiliate for investment transaction losses (Note 5)	70,000

Net realized gain	97,768

Increase in net assets resulting from operations	$97,768

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income	$—	$16,686
Net realized gain (loss)	97,768	(362,552)
Net change in unrealized appreciation or depreciation	—	1,139,751

Increase in net assets resulting from operations	97,768	793,885

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(36,883)
Class B	—	(1,023)
Class C	—	(1,638)
Class I	—	(7,173)
Class O	—	(3,096)

Total distributions	—	(49,813)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	232,521,615	431,159,545
Reinvestment of distributions	—	46,959

	232,521,615	431,206,504
Cost of shares redeemed	(191,336,482)	(508,029,274)

Net increase (decrease) in net assets resulting from capital share transactions	41,185,133	(76,822,770)

Net increase (decrease) in net assets	41,282,901	(76,078,698)

NET ASSETS:
Beginning of period	247,858,767	323,937,465

End of period	$289,141,668	$247,858,767

See Accompanying Notes to Financial Statements

FINANCIAL  HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)		Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio Turnover

Year or period ended	($)	($)		($)		($)		($)		($)	($)	($)		($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
09-30-10	1.00	0.00		0.00	*	0.00	*	—		—	—	—		1.00	0.00		0.61	0.35	••	0.35	0.00		174,761	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.01		182,097	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.51	(a)	0.70	0.69		0.69	1.53		235,783	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.45		284,458	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.79	†	0.62	0.62		0.62	4.71		236,134	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.31	†	0.61	0.61		0.61	3.21		145,997	—
Class B
09-30-10	1.00	0.00		0.00	*	0.00	*	—		—	—	—		1.00	0.00		1.61	0.35	••	0.35	0.00		4,009	—
03-31-10	1.00	0.00	*	(0.00	)*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	1.70	0.46	•	0.46	0.01		4,886	—
03-31-09	1.00	0.01		(0.00	)*	0.01		0.01		—	—	0.01		1.00	0.71	(a)	1.70	1.44		1.44	0.64		9,583	—
03-31-08	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.53	†	1.62	1.62		1.62	3.38		6,031	—
03-31-07	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	3.77	†	1.62	1.62		1.62	3.72		2,884	—
03-31-06	1.00	0.02		0.00	*	0.02		0.02		—	—	0.02		1.00	2.29	†	1.61	1.61		1.61	2.14		2,884	—
Class C
09-30-10	1.00	0.00		0.00	*	0.00	*	—		—	—	—		1.00	0.00		0.61	0.35	••	0.35	0.00		6,046	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.01		7,433	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.51	(a)	0.70	0.69		0.69	1.57		12,571	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.37		17,545	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.81	†	0.62	0.62		0.62	4.71		5,728	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.30	†	0.61	0.61		0.61	3.22		5,400	—
Class I
09-30-10	1.00	0.00		0.00	*	0.00	*	—		—	—	—		1.00	0.00		0.61	0.35	••	0.35	0.00		91,380	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.00	**	38,498	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.52	(a)	0.70	0.69		0.69	1.57		45,633	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.47		72,608	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.80	†	0.62	0.62		0.62	4.69		64,202	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.31	†	0.61	0.61		0.61	3.17		65,539	—
Class O
09-30-10	1.00	0.00		0.00	*	0.00	*	—		—	—	—		1.00	0.00		0.86	0.35	••	0.35	0.00		12,946	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.95	0.46	•	0.46	0.01		14,945	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.53	(a)	0.95	0.69		0.69	1.61		20,277	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.87	0.62		0.62	4.29		28,520	—
11-15-06(4) - 3-31-07	1.00	0.02		0.00	*	0.02		0.02		—	—	0.02		1.00	1.79	†	0.87	0.62		0.62	4.77		5,892	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Amount is less than $0.005 or more than $(0.005).
**	Amount is less than 0.005% or more than (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
(a)	There was no impact on total return by a capital support agreement in 2008.
•	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.24% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a yield of not less than zero.
••	Expense ratios reflect waivers of 0.26%, 1.26%, 0.26%, 0.26%, and 0.26% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a yield of not less than zero (Note 4).

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are twelve separate active series which comprise the Company. This report is for ING Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. All investments held by the Fund as of September 30, 2010 are classified as Level 2. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended September 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G. Illiquid and Restricted Securities. The Fund may not invest more than 5% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B shares of the Fund have adopted an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have adopted an Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% and 0.25% of the value of average daily net assets of the Fund for expenses incurred in the distribution of Class B and Class O shares, respectively. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund through at least August 1, 2011. For the six months ended September 30, 2010, the Distributor waived $17,459 of such fees.

ING Investments and IID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2011. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments within three years subject to certain restrictions. For the six months ended September 30, 2010, ING Investments and IID waived

$396,178 of management fees and $22,265 of class specific distribution and shareholder servicing fees to maintain a yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution Fee	Shareholder Servicing Fee
Class B	$16,699	$5,566

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of September 30, 2010, amounts of waived management fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

September 30,
2011	2012	2013	Total
$—	$20,849	$1,108,621	$1,129,470

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2010, the Distributor did not retain any amounts in sales charges.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2010, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$40,781	$20,088	$3,320	$64,189

At September 30, 2010, ING National Trust, ING Life Insurance and Annuity Company, and ING Investments Distributor LLC, indirect, wholly-owned subsidiaries of ING Groep, owned 29.42%, 19.65%, and 18.41% of the Fund, respectively.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Company has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plans.

The Advisor made voluntary payments of $625,000 and $70,000 during the year ended March 31, 2010 and the six months ended September 30, 2010, respectively, to reimburse the Fund for prior years’ investment transaction losses.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At September 30, 2010, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the six months ended September 30, 2010 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-10	157,220,856	—	(164,631,143)	(7,410,287)	157,220,856	—	(164,631,143)	(7,410,287)
03-31-10	414,757,337	36,762	(469,125,111)	(54,331,012)	414,757,337	36,762	(469,125,111)	(54,331,012)
Class B
09-30-10	524,385	—	(1,403,869)	(879,484)	524,385	—	(1,403,869)	(879,484)
03-31-10	2,511,950	961	(7,234,445)	(4,721,534)	2,511,950	961	(7,234,445)	(4,721,534)
Class C
09-30-10	337,074	—	(1,726,597)	(1,389,523)	337,074	—	(1,726,597)	(1,389,523)
03-31-10	1,078,753	1,652	(6,248,869)	(5,168,464)	1,078,753	1,652	(6,248,869)	(5,168,464)
Class I
09-30-10	74,064,597	—	(21,195,222)	52,869,375	74,064,597	—	(21,195,222)	52,869,375
03-31-10	11,808,904	7,159	(19,041,712)	(7,225,649)	11,808,904	7,159	(19,041,712)	(7,225,649)
Class O
09-30-10	374,703	—	(2,379,651)	(2,004,948)	374,703	—	(2,379,651)	(2,004,948)
03-31-10	1,002,601	425	(6,379,137)	(5,376,111)	1,002,601	425	(6,379,137)	(5,376,111)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.

Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the six months ended September 30, 2010. Dividends to shareholders from ordinary income were $49,813 for the year ended March 31, 2010.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2010 were:

Capital Loss Carryforwards	Expiration Dates
$(28,661)	2017
(362,552)	2018

$(391,213)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of September 30, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — SUBSEQUENT EVENTS

In November 2010, the Advisor made a voluntary payment of approximately $286,000 to reimburse the Fund for prior years’ investment transaction losses.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Fair Value

CERTIFICATES OF DEPOSIT: 15.0%
$3,000,000		Barclays Bank PLC, 0.500%, due 10/01/10	$3,000,000
3,250,000		BNP Paribas New York, 0.520%, due 02/09/11	3,251,415
2,000,000		BNP Paribas New York, 0.530%, due 10/15/10	2,000,023
3,000,000		Commonwealth Bank of Australia, 0.230%, due 10/29/10	3,000,000
3,250,000		Deutsche Bank, 0.510%, due 05/25/11	3,250,211
4,500,000		Dexia Credit Local S.A. New York, 0.456%, due 06/29/11	4,500,000
2,750,000		Lloyds TSB Bank PLC, 0.510%, due 10/22/10	2,750,401
1,000,000		Lloyds TSB Bank PLC, 1.175%, due 10/26/10	1,000,640
3,000,000		Natixis US Finance Co., 0.420%, due 12/30/10	3,000,151
250,000		Rabobank Nederland NV NY, 0.340%, due 11/15/10	249,966
1,250,000		Rabobank Nederland NV NY, 0.390%, due 12/30/10	1,250,062
1,250,000		Rabobank Nederland NV NY, 0.530%, due 11/30/10	1,250,021
1,750,000		Royal Bank of Canada, 0.400%, due 10/28/10	1,749,906
2,000,000		Royal Bank of Canada, 0.853%, due 07/01/11	2,006,221
500,000		Societe Generale NY, 0.400%, due 07/19/11	498,910
3,500,000		Svenska Handelsbanken AB, 0.220%, due 10/15/10	3,500,000
1,250,000		Toronto Dominion Bank NY, 0.450%, due 11/04/10	1,250,000
1,250,000		Toronto Dominion Bank NY, 0.510%, due 11/17/10	1,250,016
2,000,000		Toronto Dominion Bank NY, 0.540%, due 11/19/10	2,000,108
2,250,000		Toronto Dominion Bank NY, 0.620%, due 07/15/11	2,250,000
365,000		Westpac Banking Group, 0.340%, due 02/04/11	364,974
		Total Certificates of Deposit (Cost $43,373,025)	$43,373,025

COMMERCIAL PAPER: 53.9%
500,000		American Honda Finance, 0.190%, due 10/12/10	499,971
750,000	#	ANZ National Int’l Ltd., 0.598%, due 07/25/11	750,000

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$3,000,000	#	ANZ National Int’l Ltd., 0.603%, due 04/20/11	$2,989,950
3,500,000	#	ASB Finance Ltd., 0.376%, due 02/24/11	3,494,677
3,000,000		Barclays U.S. Funding LLC, 0.150%, due 10/01/10	3,000,000
2,250,000	#,+	Barton Capital LLC, 0.260%, due 10/26/10	2,249,594
5,500,000	#,+	Barton Capital LLC, 0.350%, due 10/06/10	5,499,740
1,250,000	#,+	Barton Capital LLC, 0.381%, due 01/14/11	1,248,717
1,000,000		BNP Paribas Finance, 0.200%, due 10/01/10	1,000,000
1,000,000		BNP Paribas Finance, 0.200%, due 10/04/10	999,983
500,000	#,+	Cafco LLC, 0.391%, due 02/17/11	499,247
1,500,000	#,+	Cafco LLC, 0.501%, due 10/18/10	1,499,646
1,500,000	#,+	Cafco LLC, 0.602%, due 01/19/11	1,497,250
3,750,000	#,+	Cafco LLC, 0.672%, due 01/14/11	3,742,672
3,312,000	#	Cargill, Inc., 0.230%, due 10/19/10	3,311,619
2,000,000	#,+	Ciesco LLC, 0.260%, due 11/29/10	1,999,148
250,000	#,+	Ciesco LLC, 0.340%, due 02/14/11	249,679
750,000	#,+	Ciesco LLC, 0.410%, due 11/17/10	749,628
2,000,000	#,+	Ciesco LLC, 0.672%, due 01/10/11	1,996,241
2,750,000	#,+	Ciesco LLC, 0.672%, due 01/13/11	2,744,677
2,500,000	#	Commonwealth Bank of Australia, 0.568%, due 06/20/11	2,500,000
1,500,000	+	Concord Minutemen Capital Co., 0.320%, due 10/04/10	1,499,960
500,000	#,+	Concord Minutemen Capital Co., 0.602%, due 11/19/10	499,592
3,000,000	#,+	Concord Minutemen Capital Co., 0.702%, due 12/02/10	2,996,383
2,000,000	#,+	Concord Minutemen Capital Co., 0.702%, due 03/24/11	1,993,233
2,000,000	#,+	Concord Minutemen Capital Co., 0.955%, due 01/11/11	1,994,617
1,000,000	#,+	Crown Point Capital Co., 0.320%, due 10/04/10	999,973
2,250,000	#,+	Crown Point Capital Co., 0.602%, due 11/19/10	2,247,918

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$2,500,000	#,+	Crown Point Capital Co., 0.702%, due 12/02/10	$2,496,986
1,000,000	#,+	Crown Point Capital Co., 0.702%, due 03/24/11	996,617
2,250,000	#,+	Crown Point Capital Co., 0.955%, due 01/11/11	2,243,944
800,000	#	Danske Corp., 0.260%, due 10/22/10	799,879
6,750,000	#	Danske Corp., 0.370%, due 10/04/10	6,749,812
2,250,000		Dexia Delaware LLC, 0.661%, due 10/28/10	2,248,886
3,250,000	#,+	Edison Asset Securitization LLC, 0.230%, due 10/20/10	3,249,605
1,750,000	#,+	Edison Asset Securitization LLC, 0.400%, due 10/12/10	1,749,786
2,750,000	#,+	Edison Asset Securitization LLC, 0.411%, due 10/18/10	2,749,468
1,000,000	#,+	Jupiter Securitization Company LLC, 0.250%, due 11/18/10	999,667
1,750,000	#,+	Jupiter Securitization Company LLC, 0.320%, due 11/01/10	1,749,518
1,000,000	#,+	Jupiter Securitization Company LLC, 0.330%, due 10/22/10	999,808
4,250,000	#,+	Jupiter Securitization Company LLC, 0.330%, due 12/06/10	4,247,429
1,000,000	#,+	Jupiter Securitization Company LLC, 0.340%, due 10/26/10	999,764
3,750,000		Lloyds TSB Bank PLC, 0.511%, due 10/05/10	3,749,788
650,000		Natixis US Finance Co., 0.250%, due 10/07/10	649,967
1,250,000		Natixis US Finance Co., 0.602%, due 02/08/11	1,247,292
2,250,000		Natixis US Finance Co., 0.681%, due 10/05/10	2,249,830
2,247,000	#,+	Old Line Funding LLC, 0.240%, due 10/18/10	2,246,745
500,000	#,+	Old Line Funding LLC, 0.250%, due 11/18/10	499,833
1,750,000	#,+	Old Line Funding LLC, 0.270%, due 10/13/10	1,749,843
3,500,000	#,+	Old Line Funding LLC, 0.622%, due 12/13/10	3,495,600
4,750,000	#	Pepsico, Inc., 0.160%, due 10/08/10	4,749,852
2,250,000	#	Pepsico, Inc., 0.160%, due 10/13/10	2,249,880
4,250,000		Royal Bank of Scotland Group, 0.200%, due 10/04/10	4,249,929
1,000,000	#	Royal Bank of Scotland Group, 0.290%, due 11/15/10	999,638

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$2,000,000	#	Royal Bank of Scotland Group, 0.491%, due 10/12/10	$1,999,701
1,500,000		Societe Generale North America, 0.230%, due 10/01/10	1,500,000
1,000,000		Societe Generale North America, 0.235%, due 10/05/10	999,974
250,000		Societe Generale North America, 0.300%, due 11/01/10	249,935
4,000,000		Societe Generale North America, 0.551%, due 10/18/10	3,998,961
5,100,000	#,+	Thunder Bay Funding LLC, 0.380%, due 10/12/10	5,099,452
3,750,000	#,+	Thunder Bay Funding LLC, 0.451%, due 11/22/10	3,747,563
3,000,000		UBS Finance Delaware LLC, 0.190%, due 10/05/10	2,999,937
2,750,000		UBS Finance Delaware LLC, 0.481%, due 10/07/10	2,749,780
400,000		UBS Finance Delaware LLC, 0.496%, due 10/06/10	399,973
250,000	#,+	Variable Funding Capital, 0.350%, due 10/26/10	249,939
6,000,000	#,+	Variable Funding Capital, 0.420%, due 10/14/10	5,999,090
2,750,000		Westpac Banking Group, 0.300%, due 01/06/11	2,747,777
2,500,000	#,+	Windmill Funding Group, 0.481%, due 11/22/10	2,498,267
2,750,000	#,+	Windmill Funding Group, 0.501%, due 11/01/10	2,748,945
2,750,000	#,+	Windmill Funding Group, 0.531%, due 01/18/11	2,745,587
		Total Commercial Paper (Cost $155,908,362)	155,908,362

CORPORATE BONDS/NOTES: 6.5%
250,000	C	Abbott Laboratories, 3.750%, due 03/15/11	253,434
250,000	C	Abbott Laboratories, 5.600%, due 05/15/11	258,032
1,750,000		Australia & New Zealand Banking Group Ltd., 4.875%, due 11/08/10	1,757,933
2,000,000		Credit Suisse FB USA Inc., 0.486%, due 03/02/11	2,000,658
500,000		Credit Suisse FB USA Inc., 5.500%, due 08/16/11	521,079
1,750,000		Deutsche Bank AG, 0.034%, due 03/21/11	1,749,489
1,250,000		Deutsche Bank AG London, 5.000%, due 10/12/10	1,251,728

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Fair Value

CORPORATE BONDS/NOTES: (continued)
$1,500,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11	$1,508,096
2,000,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	2,019,811
1,000,000	#	Rabobank Nederland NV NY, 0.446%, due 09/16/11	1,000,000
3,000,000	#,C	Svenska Handelsbanken AB, 0.448%, due 10/07/11	3,000,000
3,500,000	C	Westpac Banking Group, 0.558%, due 09/28/11	3,500,000
		Total Corporate Bonds/Notes (Cost $18,820,260)	18,820,260

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
700,000		Federal Farm Credit Bank, 3.500%, due 01/18/11	706,237
1,600,000		Federal Home Loan Mortgage Corporation, 1.550%, due 12/15/10	1,603,915
618,000		Federal National Mortgage Association, 4.750%, due 12/15/10	623,576
		Total U.S. Government Agency Obligations (Cost $2,933,728)	2,933,728

U.S. TREASURY NOTES: 3.5%
5,000,000		U.S. Treasury, 0.188%, due 09/22/11	4,986,971
5,000,000		U.S. Treasury, 1.000%, due 09/30/11	5,034,974
		Total U.S. Treasury Notes (Cost $10,021,945)	10,021,945

Principal Amount			Fair Value

REPURCHASE AGREEMENT: 21.9%
$63,275,000	Goldman Sachs Repurchase Agreement dated 09/30/10, 0.210%, due 10/01/10, $63,275,369 to be received upon repurchase (Collateralized by $60,488,000 various U.S. Government Agency Obligations, 0.500%-6.280%, Market Value plus accrued interest $64,544,049, due 03/11/11-06/15/27)		$63,275,000
	Total Repurchase Agreement (Cost $63,275,000)		63,275,000
	Total Investments in Securities (Cost $294,332,320)*	101.8%	$294,332,320
	Other Assets and Liabilities - Net	(1.8)	(5,190,652)

	Net Assets	100.0%	$289,141,668

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $122,866,419 or 42.49% of the Fund’s net assets as of September 30, 2010
+	Asset-backed commercial paper.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at value
Certificates of Deposit	$—	$43,373,025	$—	$43,373,025
Commercial Paper	—	155,908,362	—	155,908,362
Corporate Bonds/Notes	—	18,820,260	—	18,820,260
U.S. Government Agency Obligations	—	2,933,728	—	2,933,728
U.S. Treasury Notes	—	10,021,945	—	10,021,945
Repurchase Agreements	—	63,275,000	—	63,275,000

Total Investments, at value	$—	$294,332,320	$—	$294,332,320

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Global Opportunities Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

ING Floating Rate Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

(formerly, PNC Global Investment Servicing (U.S.) Inc.)

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-AFIABCIO	(0810-111710)

SEMI-ANNUAL REPORT

SEPTEMBER    30, 2010

BROKERAGE CASH RESERVES

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Getting back on course

Dear Shareholder,

While data flow over the past few months continued to highlight cracks in the economic recovery’s foundation, investors found something to build on. Despite a poor showing in August, equity performance in July and September catapulted all broad U.S. market metrics back into positive territory for the quarter and the year to date; however, emerging markets have outperformed for both measurement periods. Fixed income markets, while not as frothy as equities, were also up as investors kept pouring cash into bond funds. Meanwhile, Treasury yields continued to drift lower throughout the quarter as central banks grappled with how to reinforce the wobbly economy.

Though sluggish growth and persistently high unemployment still plague the economy, there are reasons to believe that the expansion should remain on track despite the headwinds. The slow patch encountered over the summer — which resulted from temporary factors like a now-reversed import surge and the expiration of the homebuyer tax credit — appears to have passed, and we expect a sustainable expansion supported by final demand. Critical to this transition is a revival in employment. Although total non-farm payrolls have failed to gain traction as a result of the end of federal census jobs and belt-tightening by state and local governments, private sector employment has grown each month in 2010 (at an admittedly measured pace). While “equilibrium” levels of employment are likely many years away, we believe positive trends should persist.

As the economy slowly gets back on track, are you on course with your investments to reach your long-term goals? If you made changes over the last few years aimed at reducing risk, now may be a good time to reassess your portfolio to determine whether it is still appropriate for your goals. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

October 8, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2010

As our new fiscal year commenced, it had been just over 12 months since the prices of risky asset classes like equities and corporate bonds reached a bottom. From there, indices of major stock markets and of high yield bonds had gained 50% or more. Even investment grade corporate bonds had returned over 20%. The returns on U.S. Treasuries were either negative or barely positive.

But the rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to end, and debt would have to be wound down. In this environment, the six months through September 2010 saw markets from stocks to bonds to currencies buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) had fallen from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research announced that the recession had ended in June of 2009 after 18 months, during which some 8.4 million jobs had been lost. Any credible economic rebound depended on their fast recovery. But the data over the period were less than encouraging. By September the private sector was only averaging 78,000 new jobs per month and the rate of unemployment seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April 2010, sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown year-over-year increases from February, were decelerating and the last reported index level in September was still nearly 29% below the peak recorded more than four years ago.

In the Eurozone, default on billions of euro of Greece’s maturing bonds loomed. Amid downgrades, ballooning yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries dithered until at last in May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks seemed to calm nerves, although uncertainty remained.

China’s efforts to restrain inflation and a housing bubble by repeatedly raising banks’ reserve ratio requirements while tightening the rules on mortgage issuance, were working all too well. Second quarter GDP growth slipped to 10.3% and by the end of August the privately compiled Chinese manufacturing purchasing managers index was signaling contraction. But in September this measure, retail sales and industrial production all showed signs of renewed acceleration.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.05%. Last fiscal year, the riskiest fixed income sub-classes had the highest returns. In the six months through September, the Barclays Capital U.S. Treasury Index with a return of 7.54% underperformed the Barclays Capital Corporate Investment Grade Bond Index with a return of 8.29%. But both outperformed the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index which had a return of 3.52%, after the end of the Federal Reserve’s MBS purchase program. In addition, refinancing risks rose as mortgage rates repeatedly fell to all-time low levels. The two-year Treasury yield also set new records to the downside due to periodic flights to safety and the hint by Federal Reserve Chairman Bernanke on September 21 of a new program of quantitative easing. At the other end of the risk spectrum, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 6.55%, practically all in the last three months.

In currencies, the gloom about the Eurozone was increasingly replaced after early June by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through quantitative easing. Despite early strength, the dollar lost 1.2% against the euro, 4.7% against the pound and 9.7% to the yen, which was sold in the market by the Bank of Japan after it reached a 15-year high in September.

U.S. equities, represented by the S&P 500® Index, including dividends, fell 1.42% in the first half of the fiscal year, but this small move conceals a 16% drop in the 10 weeks after April 23 and the index’s best September (8.92%) since 1939, with a return of 8.92%. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500 companies 50% above those for the second quarter of 2009.

In international markets, based on local currencies including dividends, the MSCI Japan® Index sagged 14.92% for the six months through September. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second quarter, vulnerable to the irrepressible yen, with household demand still slow and consumer prices in retreat. The MSCI Europe ex UK® Index fell 2.21%. The sovereign debt trauma subsided after it became clear that the European Central Bank stood behind the banking system. In the meantime GDP grew 1.0% in the second quarter over the first quarter. The MSCI UK® Index slipped 0.68%, but excluding British Petroleum would have risen about 2%. Supporting this was the return to profit of most banks and second quarter GDP growth of 1.2%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital MBS Index	The Barclays Capital MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2010

(as a percent of net assets)

Commercial Paper	55.9%
Repurchase Agreement	23.7%
Certificates Of Deposit	16.4%
Corporate Bonds/Notes	3.8%
U.S. Government Agency Obligations	0.2%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

Brokerage Cash Reserves (the “Fund”) seeks to provide investors with a high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: Statements following each of the four Federal Open Market Committee (“FOMC”) meetings during the six-month period ended September 30, 2010 were very similar in that they highlighted the risks to growth, constrained household spending, high unemployment, modest income growth, lower housing wealth, tight credit and subdued inflation expectations. Against this backdrop, the Federal Reserve Board (the “Fed”) announced their intention to keep the federal funds rate at 0.00% to 0.25% for an extended period of time. Yields on money market securities remained low by historical standards during this period. Yields did increase slightly in June as a full-blown fiscal crisis in Europe peaked as concerns about Portugal, Italy, Ireland, Greece and Spain spilled over enveloping their more fiscally responsible euro zone neighbors in the process. Three-month London Interbank Offered Rate (“LIBOR”) increased from 0.29% at the end of March to 0.53% at the end of June as liquidity and funding dried up even for the top-tier-rated European banks. Subsequent steps by the European Union and the International Monetary Fund managed to avert a complete meltdown of the euro, and three-month LIBOR returned to relatively normal levels, ending the period at 0.29%.

Economic reports during the last three months of the period primarily painted a picture of a slowing recovery. Market expectations for the Fed to start another round of quantitative easing as early as November increased as the quarter ended. Short-term yields declined during the quarter as the two-year Treasury’s yield went from 0.61% as of the end of June to 0.43% at the end of September. Yields for the various money market securities also declined as well, led by money market securities of high-quality European banks on the improving credit outlook.

Our focus continues to be on the preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still-elevated risks in the market and not on maximizing the yield and return of the Fund. The Fund’s Adviser and/or Distributor continue to waive fees in order to maintain a 0.00% yield, as do most of our competitors, due to historically low levels of rates on money market securities. The Fund followed its strategy of taking on interest rate risk while maintaining limited longer-term credit exposure for most of the period. Moreover, we shortened the weighted average maturity (“WAM”) at the end of the period. We did so as there was less incentive to extend maturities with the collapse of longer-term money market yields on top of short-term money market yields. The Fund ended the period with a 29-day WAM.

Current Strategy & Outlook: Our outlook and strategy are little changed from the previous quarters. It is our opinion that the economy is positioned for a slow recovery in 2010 due to expected high continuing unemployment and the significant slack in the domestic economy. We believe the lack of a sustained and significant housing recovery, constrained consumer spending and low inflation presents significant headwinds to a robust recovery. We expect the FOMC will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond and that additional quantitative easing may be warranted.

For the Fund, our current strategy will continue to focus on capital preservation by limiting credit risk and on maintaining above normal excess daily liquidity and short-term liquidity.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% Return Before Expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*
$1,000.00	$1,000.10	0.26%•	$1.30	$1,000.00	$1,023.76	0.26%•	$1.32

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.
•	Expense ratio reflects a waiver of 0.69% of management, distribution and shareholder servicing fees in order to maintain a yield of not less than zero (Note 4).

5

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED)

ASSETS:
Short-term investments at amortized cost	$20,184,863
Repurchase agreements	6,276,000
Cash	883
Receivables:
Investment securities sold	60,202
Interest	8,394
Prepaid expenses	14,868

Total assets	26,545,210

LIABILITIES:
Payable to affiliates	3,867
Payable for directors fees	13,254
Other accrued expenses and liabilities	70,388

Total liabilities	87,509

NET ASSETS (equivalent to $1.00 per share on 26,455,224 shares outstanding)	$26,457,701

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (1 billion shares authorized)	$26,453,292
Accumulated net realized gain	4,409

NET ASSETS	$26,457,701

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Interest	$87,619

Total investment income	87,619

EXPENSES:
Investment management fees	66,024
Distribution and service fees	214,576
Transfer agent fees	16,552
Administrative service fees	26,410
Shareholder reporting expense	1,870
Registration fees	11,567
Professional fees	3,412
Custody and accounting expense	526
Directors fees	531
Miscellaneous expense	5,875

Total expenses	347,343
Net waived and reimbursed fees	(259,724)

Net expenses	87,619

Net investment income	—

REALIZED GAIN:
Net realized gain	3,662

Increase in net assets resulting from operations	$3,662

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$—	$(1,393)
Net realized gain	3,662	148,361

Increase in net assets resulting from operations	3,662	146,968

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(511)
Net realized gains	(43,764)	(866,000)

Total distributions	(43,764)	(866,511)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,699,897	109,890,870
Reinvestment of distributions	43,764	636,495

	52,743,661	110,527,365
Cost of shares redeemed	(296,066,710)	(293,594,203)

Net decrease in net assets resulting from capital share transactions	(243,323,049)	(183,066,838)

Net decrease in net assets	(243,363,151)	(183,786,381)

NET ASSETS:
Beginning of period	269,820,852	453,607,233

End of period	$26,457,701	$269,820,852

Undistributed net investment income at end of period	$—	$—

See Accompanying Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions										Ratios to average net assets						Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized gain on investments		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)		Expenses net of all reductions/ additions(2)	Net investment income (loss)(2)		Net assets, end of year or period	Portfolio Turnover

Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
09-30-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	(0.00	)*	—	0.00	*	1.00	0.01		1.03	0.26	•••	0.26	0.00		26,458	—
03-31-10	1.00	(0.00	)*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.22		1.10	0.48	••	0.48	(0.00	)**	269,821	—
03-31-09	1.00	0.01		0.00	*	0.01		0.01		—		—	0.01		1.00	1.25		1.11	0.94	•	0.94	1.22		453,607	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—		—	0.04		1.00	4.20	†	1.05	0.95		0.95	4.07		495,244	—
03-31-07	1.00	0.04		0.00	*	0.04		0.04		—		—	0.04		1.00	4.44	†	1.04	0.95		0.95	4.36		355,388	—
03-31-06	1.00	0.03		0.00	*	0.03		0.03		—		—	0.03		1.00	2.89	†	1.05	0.95		0.95	2.85		322,077	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value.
(2)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005 or more than ($0.005).
**	Amount is more than (0.005)%.
†	There was no impact on total return by the reimbursement from affiliate for investment transaction losses.
•	Expense ratio reflects a waiver of 0.03% of management, distribution and shareholder servicing fees in order to maintain a yield of not less than zero (Note 4).
••	Expense ratio reflects a waiver of 0.50% of distribution and shareholder servicing fees in order to maintain a yield of not less than zero (Note 4).
•••	Expense ratio reflects a waiver of 0.69% of management, distribution and shareholder servicing fees in order to maintain a yield of not less than zero (Note 4).

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are twelve active separate series which comprise the Company. This report is for Brokerage Cash Reserves (the “Fund”), a diversified series of the Company.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of a security.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended September 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. A distribution from net income of the Fund is declared each business day at 2:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investments income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G. Illiquid and Restricted Securities. The Fund may not invest more than 5% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted an Amended and Restated Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

ING Investments and IID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2011. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments within three years subject to certain restrictions. For the six months ended September 30, 2010, ING Investments and IID waived $19,889 of management fees, $165,058 of distribution fees and $42,342 of shareholder servicing fees to maintain a yield of not less than zero. Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of September 30, 2010, amounts of waived management fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

September 30,
2011	2012	2013	Total
—	—	38,555	38,555

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2010, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$699	$1,720	$1,448	$3,867

The Company has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plans.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At September 30, 2010, the Funds had the following payables included in other accrued expenses and liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Audit	$8,813
Legal	14,979
Postage	39,659

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses (“Expense Limitation Agreement”), excluding interest, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to 0.95% of the Fund’s average daily net assets. The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of September 30, 2010, the amounts of waived and reimbursed fees that are

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2011	2012	2013	Total
$525,012	$574,399	$200,568	$1,299,979

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Company provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the six months ended September 30, 2010, the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
09-30-10	52,699,898	43,764	(296,066,710)	(243,323,048)	52,699,897	43,764	(296,066,710)	(243,323,049)
03-31-10	109,890,870	636,495	(293,594,203)	(183,066,838)	109,890,870	636,495	(293,594,203)	(183,066,838)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continues)

differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $43,764 for the six months ended September 30, 2010, and $866,511 for the year ended March 31, 2010.

The tax-basis components of distributable earnings as of March 31, 2010 were:

Undistributed Ordinary Income
$44,511

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of September 30, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

On October 19, 2010, the Board approved a proposal to liquidate the Fund. It is expected that the liquidation will take place during the first quarter of 2011.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

14

ING BROKERAGE CASH RESERVES FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Fair Value

CERTIFICATES OF DEPOSIT: 16.4%
$500,000		Barclays Bank PLC, 0.500%, due 10/01/10	$500,000
250,000		BNP Paribas New York, 0.520%, due 02/09/11	250,109
250,000		BNP Paribas New York, 0.530%, due 10/15/10	250,003
500,000		Commonwealth Bank of Australia, 0.230%, due 10/29/10	500,000
500,000		Dexia Credit Local S.A. New York, 0.456%, due 06/29/11	500,000
250,000		Lloyds TSB Bank PLC, 0.510%, due 10/22/10	250,036
250,000		Natixis US Finance Co., 0.420%, due 12/30/10	250,013
350,000		Royal Bank of Canada, 0.400%, due 10/28/10	349,974
750,000		Svenska Handelsbanken AB, 0.220%, due 10/15/10	750,000
750,000		Toronto Dominion Bank NY, 0.450%, due 11/04/10	750,000
		Total Certificates of Deposit (Cost $4,350,135)	4,350,135

COMMERCIAL PAPER: 55.9%
250,000	#	ANZ National Int’l Ltd., 0.300%, due 01/24/11	249,760
500,000	#	ANZ National Int’l Ltd., 0.390%, due 11/01/10	499,832
532,000	#, +	Barton Capital LLC, 0.350%, due 10/06/10	531,974
250,000	#, +	Barton Capital LLC, 0.381%, due 01/14/11	249,722
250,000	#	BNP Paribas Finance, 0.200%, due 10/04/10	249,996
250,000	#, +	Cafco LLC, 0.391%, due 02/17/11	249,624
250,000	#, +	Cafco LLC, 0.501%, due 10/18/10	249,941
250,000	#, +	Cafco LLC, 0.602%, due 01/19/11	249,542
500,000	#	Cargill, Inc., 0.230%, due 10/15/10	499,955
750,000	#, +	Ciesco LLC, 0.260%, due 11/29/10	749,680
750,000	#, +	Concord Minutemen Capital Co., 0.602%, due 11/19/10	749,388
250,000	#, +	Crown Point Capital Co., 0.320%, due 10/04/10	249,995

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$250,000	#, +	Crown Point Capital Co., 0.602%, due 11/19/10	$249,765
250,000	#, +	Crown Point Capital Co., 0.702%, due 12/02/10	249,699
750,000	#	Danske Corp., 0.370%, due 10/04/10	749,980
250,000		Dexia Delaware LLC, 0.661%, due 10/28/10	249,876
250,000	#, +	Edison Asset Securitization LLC, 0.230%, due 10/20/10	249,970
500,000	#, +	Edison Asset Securitization LLC, 0.400%, due 10/12/10	499,939
250,000	#, +	Jupiter Securitization Company LLC, 0.270%, due 10/12/10	249,979
252,000	#, +	Jupiter Securitization Company LLC, 0.330%, due 10/22/10	251,951
250,000	#, +	Jupiter Securitization Company LLC, 0.380%, due 10/05/10	249,989
250,000		Lloyds TSB Bank PLC, 0.471%, due 10/20/10	249,938
500,000		Natixis US Finance Co., 0.681%, due 10/05/10	499,962
250,000	#, +	Old Line Funding LLC, 0.240%, due 10/18/10	249,972
250,000	#, +	Old Line Funding LLC, 0.270%, due 10/13/10	249,978
250,000	#, +	Old Line Funding LLC, 0.622%, due 12/13/10	249,686
500,000	#	Pepsico, Inc., 0.160%, due 10/08/10	499,984
250,000	#	Pepsico, Inc., 0.160%, due 10/13/10	249,987
250,000		Royal Bank of Scotland Group, 0.200%, due 10/04/10	249,996
250,000	#	Royal Bank of Scotland Group, 0.290%, due 11/15/10	249,909
250,000	#	Royal Bank of Scotland Group, 0.491%, due 10/12/10	249,963
500,000		Societe Generale North America, 0.230%, due 10/01/10	500,000
250,000		Societe Generale North America, 0.235%, due 10/05/10	249,993
250,000	#, +	Thunder Bay Funding LLC, 0.270%, due 12/06/10	249,876

See Accompanying Notes to Financial Statements

15

ING BROKERAGE CASH RESERVES FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Principal Amount			Fair Value

COMMERCIAL PAPER: (continued)
$250,000	#, +	Thunder Bay Funding LLC, 0.451%, due 11/22/10	$249,838
500,000		UBS Finance Delaware LLC, 0.190%, due 10/05/10	499,989
750,000	#, +	Variable Funding Capital, 0.420%, due 10/14/10	749,886
750,000		Westpac Banking Group, 0.300%, due 01/06/11	749,394
500,000	#, +	Windmill Funding Group, 0.501%, due 11/01/10	499,817
250,000	#, +	Windmill Funding Group, 0.531%, due 01/18/11	249,599
		Total Commercial Paper (Cost $14,778,324)	14,778,324

CORPORATE BONDS/NOTES: 3.8%
250,000	C	Abbott Laboratories, 3.750%, due 03/15/11	253,434
250,000	#	American Honda Finance, 5.125%, due 12/15/10	252,196
500,000		Deutsche Bank AG, 0.034%, due 03/21/11	499,860
		Total Corporate Bonds/Notes (Cost $1,005,490)	1,005,490

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.2%
50,000		Federal Home Loan Bank, 3.375%, due 06/10/11	50,914
		Total U.S. Government Agency Obligations (Cost $50,914)	50,914

Principal Amount			Fair Value

REPURCHASE AGREEMENT: 23.7%
$6,276,000	Goldman Sachs Repurchase Agreement dated 09/30/10, 0.210%, due 10/01/10, $6,276,037 to be received upon repurchase (Collateralized by $5,565,000 Federal Farm Credit Bank 2.700%-5.480%, Market Value plus accrued interest $6,401,914, due 05/03/17-04/17/25)		$6,276,000
	Total Repurchase Agreement (Cost $6,276,000)		6,276,000

	Total Investments in Securities (Cost $26,460,863)*	100.0%	$26,460,863
	Other Assets and Liabilities - Net	(0.0)	(3,162)

	Net Assets	100.0%	$26,457,701

(1)

All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $11,531,376 or 43.58% of the Fund’s net assets at September 30, 2010.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
+	Asset-backed Commercial Paper.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at Fair value
Certificates of Deposit	$—	$4,350,135	$—	$4,350,135
Commercial Paper	—	14,778,324	—	14,778,324
Corporate Bonds/Notes	—	1,005,490	—	1,005,490
U.S. Government Agency Obligations	—	50,914	—	50,914
Repurchase Agreements	—	6,276,000	—	6,276,000

Total Investments, at Fair value	$—	$26,460,863	$—	$26,460,863

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

16

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

(formerly, PNC Global Investment Servicing (U.S.) Inc.)

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-BCR	(0910-111710)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2010